EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Amrize Ltd (the “Company”) for the annual period ended December 31, 2025 (the “Report”), we, Jan Jenisch, Chief Executive Officer, and Ian Johnston, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jan Jenisch	By:	/s/ Ian Johnston
Name:	Jan Jenisch	Name:	Ian Johnston
Title:	Chief Executive Officer	Title:	Chief Financial Officer
Date:	February 18, 2026	Date:	February 18, 2026